Exhibit 3.299

[logo]	COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION

SCC619	ARTICLES OF INCORPORATION OF A VIRGINIA STOCK CORPORATION
(07/05)

The undersigned, pursuant to Chapter 9 of Title 13.1 of the Code of Virginia, state(s) as follows:

1.	The name of the corporation is

Spotsylvania Medical Center, Inc

2.	The number of shares authorized by the corporation is 1,000

3.	A. The name of the corporation’s initial registered agent is CT Corporation System

B.   The initial registered agent is (mark appropriate box):

(1)        an individual who is a resident of Virginia and

         ☐              an initial director of the corporation

         ☐              a member of the Virginia State bar

            OR

(2)    ☒    a domestic or foreign stock or nonstock corporation, limited liability company or registered limited liability partnership authorized to transact business in Virginia

4.	A. The corporation’s initial registered office address, including the street and number, if any, which is identical to the business office of the initial registered agent, is

4701 Cox Road, Suite 301                Glen Allen                VA 23060 6802

    (number/street)                            (city or town)                        (zip)

B.	The registered office is physically located in the ☒ county or ☐ city of

5.	The initial directors are:

NAME(S)	ADDRESS(ES)

John M. Franck II	One Park Plaza
Nashville, TN 37203

R. Milton Johnson	One Park Plaza
Nashville, TN 37203

A. Bruce Moore, Jr.	One Park Plaza
Nashville, TN 37203

6.	INCORPORATORS(S):

/s/ Dora A. Blackwood	Dora A. Blackwood
SIGNATURE(S)	PRINTED NAME(S)

Telephone number (optional): 515-344-2162

See instructions on the reverse.

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

AT RICHMOND, NOVEMBER 14, 2005

The State Corporation Commission has found the accompanying articles submitted on behalf of Spotsylvania Medical Center, Inc. to comply with the requirements of law, and confirms payment of all required fees. Therefore, it is ORDERED that this CERTIFICATE OF INCORPORATION be issued and admitted to record with the articles of incorporation in the Office of the Clerk of the Commission, effective November 14, 2005.

The corporation is granted the authority conferred on it by law in accordance with the articles subject to the conditions and restrictions imposed by law.

STATE CORPORATION COMMISSION

By:	/s/ Mark C. Christie
Commissioner

[logo]	COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION

SCC619	ARTICLES OF INCORPORATION OF A VIRGINIA STOCK CORPORATION
(07/05)

The undersigned, pursuant to Chapter 9 of Title 13.1 of the Code of Virginia, state(s) as follows:

7.	The name of the corporation is

Spotsylvania Medical Center, Inc

8.	The number of shares authorized by the corporation is 1,000

9.	A. The name of the corporation’s initial registered agent is

      CT Corporation System

B.	The initial registered agent is (mark appropriate box):

(1)	an individual who is a resident of Virginia and

        ☐              an initial director of the corporation

        ☐              a member of the Virginia State bar

            OR

(2)    ☒    a domestic or foreign stock or nonstock corporation, limited liability company or registered limited liability partnership authorized to transact business in Virginia

10.	A. The corporation’s initial registered office address, including the street and number, if any, which is identical to the
business	office of the initial registered agent, is

4701 Cox Road, Suite 301                Glen Allen                VA 23060 6802

    (number/street)                            (city or town)                     (zip)

B.	The registered office is physically located in the ☒ county or ☐ city of

11.	The initial directors are:

NAME(S)	ADDRESS(ES)

John M. Franck II	One Park Plaza
Nashville, TN 37203

R. Milton Johnson	One Park Plaza
Nashville, TN 37203

A. Bruce Moore, Jr.	One Park Plaza
Nashville, TN 37203

12.	INCORPORATORS(S):

/s/ Dora A. Blackwood	Dora A. Blackwood
SIGNATURE(S)	PRINTED NAME(S)

Telephone number (optional): 515-344-2162

See instructions on the reverse.

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

AT RICHMOND, NOVEMBER 14, 2005

The State Corporation Commission has found the accompanying articles submitted on behalf of Spotsylvania Medical Center, Inc. to comply with the requirements of law, and confirms payment of all required fees. Therefore, it is ORDERED that this CERTIFICATE OF INCORPORATION be issued and admitted to record with the articles of incorporation in the Office of the Clerk of the Commission, effective November 14, 2005.

The corporation is granted the authority conferred on it by law in accordance with the articles subject to the conditions and restrictions imposed by law.

STATE CORPORATION COMMISSION

By:	/s/ Mark C. Christie
Commissioner